VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET
VESSELS AND EQUIPMENT, NET

(in thousands of $)	2018	2017
Cost	1,955,880	2,256,747
Accumulated depreciation	396,168	494,151
Vessels and equipment, net	1,559,712	1,762,596

The Company disposed of one container vessel, SFL Avon, with a net carrying value of $12.3 million during the year ended December 31, 2018 (Refer Note 8: Gain/(loss) on sale of assets and termination of charters).
In addition, the Company sold a wholly owned subsidiary which owned one jack-up drilling rig, Soehanah with a net carrying value of $76.9 million during the year ended December 31, 2018 (Refer Note 9: Gain on sale of subsidiaries and disposal groups).
In 2018, the Company had no agreements for the construction of newbuilding vessels. In 2017, the Company took delivery of two newbuilding oil product carriers at an aggregate cost of $115.1 million and transferred one container vessel from operating lease asset to a sales-type lease asset. The carrying value of the container vessel reclassified from vessels and equipment to investment in lease asset was $2.3 million.

Depreciation expense was $104.1 million for the year ended December 31, 2018 (2017: $88.2 million; 2016: $94.3 million).

The Company owns five offshore support vessels which are chartered on a long-term bareboat charter to Deep Sea Supply Shipowning II AS (the “Solstad Charterer”), an indirect wholly owned subsidiary of Solship Invest 3 AS (“Solship”) which is in turn a wholly owned subsidiary of Solstad Offshore ASA (“Solstad”). Four of these vessels are accounted for as operating leases within Vessels and Equipment, net, and the other one is accounted for as a finance lease (Refer Note 16: Investments in direct financing and sales-type leases). In July 2018, the Company entered into a restructuring agreement with subsidiaries of Solstad, which became effective at the end of August 2018, whereby the Company will receive 50% of the agreed charter hire for two of the offshore support vessels accounted for as operating leases. All other contracted charter hire income earned from fixed assets and finance lease assets will be deferred until the end of 2019. In 2018, following indications that the Solstad Charterer may not have sufficient funds to fulfill its obligations under the charters, the vessels were written down to estimated fair value and impairment charges of $25.4 million were made against the four offshore supply vessels accounted for as operating leases. (See also Note 16: Investments in direct financing and sales-type leases).

No impairment charges were made in 2017 and $4.8 million was recorded against the carrying value of one container vessel in the year ended December 31, 2016.

Acquisitions, disposals and impairments in respect of vessels accounted for as direct financing and sales-type leases and vessels those accounted for as capital leases are discussed in Note 16: Investments in direct financing and sales-type leases and Note 14: Vessels under capital lease, net, respectively.